SEVENTH AMENDMENT
TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Seventh Amendment (the "Amendment") to a certain Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, by and among RCM Technologies, Inc. and all of its subsidiaries (collectively, the "Borrower"), Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank, in its capacity as administrative agent and arranger (the "Agent"), and Citizens Bank of Pennsylvania, as lender (the "Bank").
WHEREAS, the Bank and the Borrower made, executed and delivered a Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, as amended by a certain Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 22, 2011, a certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 24, 2011, a certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of December, 2011, a certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 12, 2014, a certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated December 14, 2015, and a certain Sixth Amendment to Second Amended and Restated Loan and Security Agreement dated June ___, 2016 (collectively, the "Original Loan and Security Agreement"), and in connection therewith, the Borrower executed and delivered a Seventh Amended and Restated Revolving Credit Note payable to the order of the Bank, in the original principal amount of $35,000,000.00, dated December 12, 2014 (the "Restated Credit Note"); and

WHEREAS, as security for (a) the punctual performance in full by the Borrower of its obligations under the Loan Documents (as such term is defined in the Original Loan and Security Agreement), (b) the punctual payment in full of all amounts owing or to be owing under any Loan Document, (c) the punctual payment of any other amounts which at any time may be due and payable from the Borrower to the Bank, in each case whether presently existing or hereafter arising (collectively, the "Secured Obligations"), the Borrower granted a security interest to the Bank in the Collateral (as such term is defined in the Original Loan and Security Agreement), pursuant to the terms and provisions of the Original Loan and Security Agreement; and
WHEREAS, the Borrower has requested the Bank amend certain terms and provisions of the Original Loan and Security Agreement, and the Bank is willing to consent to such modifications upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound hereby, the parties hereto hereby agree as follows:
1. Except as expressly defined herein, all terms used herein shall have the meanings ascribed to them in the Original Loan and Security Agreement.  This Amendment is intended to amend the Original Loan and Security Agreement, and the Original Loan and Security Agreement shall be so amended, from and as of the date hereof.
2. The Original Loan and Security Agreement shall be amended so that all references to "Agreement" contained therein shall mean the Original Loan and Security Agreement, as amended herein, and as further amended, supplemented or modified from time to time.
3. The definition of "EBITDA" found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

EBITDA – The sum of (i) Net Income (including, to the extent not otherwise recognized, any realized gains or losses from foreign exchange transactions) before interest, taxes, depreciation and amortization, (ii) Non-Cash Charges, and (iii) the net loss if any (expressed as a positive number) arising solely from Permitted Asset or Stock Sales up to an amount, which when added to other net losses previously recognized under this subparagraph (iii) does not exceed $5,000,000.00 in the aggregate.  For purposes of determining "EBITDA" under this Agreement, the Borrower will be permitted to add back to Net Income (i) up to $1,300,000.00 (in the aggregate), of non-recurring expenses including, but not limited to, expenses related to legal settlement and office closure, incurred in the Borrower's fiscal quarter ending on December 31, 2016, and (ii) up to $1,000,000.00 (in the aggregate), of consulting expenses in analyzing tax credits for research and development costs ("Consulting Expenses") incurred in the Borrower's Fiscal Year ending on December 31, 2017, for the applicable rolling fourth quarter periods in which such non-recurring expenses or Consulting Expenses are incurred.  (The Borrower hereby acknowledges that this is a one-time accommodation and is not intended to affect any other provision of this Agreement).
4. Pursuant to the terms of the Original Loan and Security Agreement, as amended herein, the Borrower has provided to the Bank, as security for the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrower under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrower to Bank, a first priority, perfected security interest in the Collateral.  The Borrower hereby ratifies and confirms the liens and security interests granted under the Original Loan and Security Agreement; and further ratifies and confirms, without condition, that (a) such liens and security interests shall secure the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrower under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrower to Bank, and (b) the perfected status and priority of such liens and security interests shall not be affected in any way by the amendments to the Original Loan and Security Agreement, as set forth herein.  The Borrower acknowledges that the outstanding principal amounts of the Restated Credit Note are due and owing without any claim, defense or set-off.

5. All representations, warranties and covenants of the Borrower contained in the Original Loan and Security Agreement, are hereby ratified and confirmed without condition as if made anew upon the execution of this Amendment and are hereby incorporated by reference.  All representations, warranties and covenants of the Borrower, whether hereunder, or contained in the Original Loan and Security Agreement, shall remain in full force and effect until all amounts due under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note and each other Loan Document, are satisfied in full.
6. Except as modified by the terms hereof, all terms, provisions and conditions of the Original Loan and Security Agreement, and each other Loan Document, are in full force and effect, and are hereby incorporated by reference as if set forth herein.  This Amendment and the Original Loan and Security Agreement shall be deemed as complementing and not restricting the Bank's rights hereunder or thereunder.  If there is any conflict or discrepancy between the provisions of this Amendment and any provision of the Original Loan and Security Agreement, the terms and provisions of this Amendment shall control and prevail.
7. The Borrower hereby represents, warrants and certifies to the Bank that no Event of Default or Unmatured Event of Default has occurred and is presently existing under the Loan Documents.
8. This Amendment (a) shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania; (b) shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; (c) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and (d) may only be amended or modified pursuant to a writing signed by the parties hereto.

9. THE BORROWER HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST THE BANK WITH RESPECT TO THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.
10. The Borrower hereby agrees that it will pay, or cause to be paid or reimburse the Bank for, all of the Bank's costs and expenses in connection with this Amendment, including without limitation the fees of its legal counsel.

[REMAINDER OF PAGE INTENTIONALLY BLANK]
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the 8th day of March, 2017.

BORROWER:	RCM TECHNOLOGIES, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCM TECHNOLOGIES (USA), INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCMT DELAWARE, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCM TECHNOLOGIES CANADA CORP.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
BUSINESS SUPPORT GROUP OF MICHIGAN, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO

AGENT:	CITIZENS BANK OF PENNSYLVANIA, as Administrative Agent and Arranger
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP
LENDERS:	CITIZENS BANK OF PENNSYLVANIA, as Lender
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP

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